                                  SCHEDULE 14C

                                 (RULE 14C-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

       INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Check the appropriate box:

[ ]  Preliminary Information Statement         [ ]  Confidential, for use of the Commission
                                               only (as permitted by Rule 14c-5(d)(2)).
[X]  Definitive Information Statement

                       ENDO PHARMACEUTICALS HOLDINGS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

[X]  No Fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

--------------------------------------------------------------------------------

                      [ENDO PHARMACEUTICALS HOLDINGS LOGO]

                                                                  April 26, 2002

Dear Endo Pharmaceuticals Holdings Inc. Stockholder:

     You are invited to attend the Annual Meeting of the Stockholders of Endo Pharmaceuticals Holdings Inc. to be held on Thursday, May 23, 2002 at 9:30 a.m., local time, at the Best Western Concordville Inn, Route 1 (Baltimore Pike) and Route 322 (Conchester Highway), Concordville, Pennsylvania 19331. Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Information Statement.

     Thank you for your continued interest in Endo Pharmaceuticals Holdings Inc.

                                          Very truly yours,

                                       /s/ Carol A. Ammon

                                          CAROL A. AMMON
                                          Chairman & Chief Executive Officer

April 26, 2002

                      [ENDO PHARMACEUTICALS HOLDINGS LOGO]

                       ENDO PHARMACEUTICALS HOLDINGS INC.
                               100 PAINTERS DRIVE
                        CHADDS FORD, PENNSYLVANIA 19317
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2002
                            ------------------------

               DATE FIRST MAILED TO STOCKHOLDERS: APRIL 30, 2002
                            ------------------------

                     WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.

     Notice is hereby given that an Annual Meeting of Stockholders (the "Annual Meeting") of Endo Pharmaceuticals Holdings Inc., a Delaware corporation ("Endo" or the "Company"), will be held on May 23, 2002 at 9:30 a.m., local time, at the Best Western Concordville Inn, Route 1 (Baltimore Pike) and Route 322 (Conchester Highway), Concordville, Pennsylvania 19331, for the following purposes:

          (1) To elect eight nominees for election as directors, representing all of the members of the Board of Directors of the Company, to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

          (2) To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company's fiscal year ending December 31, 2002; and

          (3) To act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the Information Statement accompanying this Notice.

     Only stockholders of record at the close of business on April 19, 2002 are entitled to notice of and to vote at the meeting and at any adjournment thereof. The stock transfer books will not be closed between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company, 100 Painters Drive, Chadds Ford, Pennsylvania 19317.

     All stockholders are cordially invited to attend the meeting in person. However, since it is anticipated that a single stockholder which holds a majority of the common stock of the Company will vote in favor of all of the aforementioned proposals, we are not soliciting proxies.

                                          By Order of the Board of Directors,

                                          /s/ Caroline B. Manogue

                                          CAROLINE B. MANOGUE
                                          Secretary

Chadds Ford, Pennsylvania
April 26, 2002

                       ENDO PHARMACEUTICALS HOLDINGS INC.
                               100 PAINTERS DRIVE
                        CHADDS FORD, PENNSYLVANIA 19317
                            ------------------------

                             INFORMATION STATEMENT

       PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934 AND
                   REGULATION 14C AND SCHEDULE 14C THEREUNDER
                            ------------------------

               DATE FIRST MAILED TO STOCKHOLDERS: APRIL 30, 2002

                                  INTRODUCTION

     This Information Statement is furnished by the Board of Directors of Endo Pharmaceuticals Holdings Inc., a Delaware corporation ("Endo" or the "Company"), pursuant to Sections 14(a) and 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders of the common stock, par value $.01 per share (the "Common Stock"), of the Company, in connection with certain proposals to be voted on by the stockholders at an Annual Meeting to be held on May 23, 2002 at 9:30 a.m., local time, at the Best Western Concordville Inn, Route 1 (Baltimore Pike) and Route 322 (Conchester Highway), Concordville, Pennsylvania 19331.

                               PURPOSE OF MEETING

     The Annual Meeting is being held for the following purposes:

          (1) To elect eight nominees for election as directors, representing all of the members of the Board of Directors of the Company, to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

          (2) To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company's fiscal year ending December 31, 2002; and

          (3) To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in this Information Statement.

     The record date for determining those stockholders who will be entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof is April 19, 2002 (the "Record Date"). The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company, 100 Painters Drive, Chadds Ford, Pennsylvania 19317.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                OUTSTANDING VOTING SECURITIES AND VOTE REQUIRED

     Each share of Common Stock entitles the holder thereof to one vote. As of the Record Date, 102,064,450 shares of Common Stock were issued and outstanding. Thus, stockholders representing no less than 51,032,226 shares of Common Stock are required to vote for the aforementioned proposals to effect the matters set forth therein. It is anticipated that at the Annual Meeting, Endo Pharma LLC, which beneficially owns 69,978,816 shares of Common Stock, representing 68.6% of the total number of outstanding shares of Common Stock on the Record Date, will vote in favor of the aforementioned proposals, thereby ensuring the election of the nominees for directors of the Company and the ratification of the appointment of Deloitte & Touche LLP as independent auditors. Since the proposals will have been approved by the holders of the required majority of the issued and outstanding Common Stock, and since the Company has no other outstanding class of stock, no proxies are being solicited in connection with this Information Statement and the accompanying Notice of Annual Meeting of the Stockholders of the Company.

     In accordance with Rule 14c-2 under the Exchange Act, the proposals will not be adopted until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the stockholders of the Company. As this Information Statement is being sent to the beneficial owners of Common Stock on April 30, 2002, which is more than twenty (20) days before the date of the Annual Meeting, the Company anticipates that the actions contemplated by this Information Statement will be effected on or about the close of business on the date of the Annual Meeting.

     The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Common Stock held of record by such persons as of the Record Date and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                             ELECTION OF DIRECTORS

GENERAL

     The Amended and Restated Certificate of Incorporation of the Company provides that the number of directors of the Company shall be not less than seven nor more than eleven as shall be fixed by the by-laws of the Company. The Company's Amended and Restated By-laws currently provide for a nine-member board.

     Directors need not be stockholders of the Company or residents of the State of Delaware. Directors are elected for a one-year term and generally hold office until the next directors have been duly elected and qualified. Directors may receive compensation for their services as determined by the Board of Directors. See "-- Compensation of Directors." A vacancy on the Board, or a newly created directorship resulting from any increase in the authorized number of directors, may be filled by a majority of the directors then in office, even though less than a quorum remains. A director appointed to fill a vacancy remains a director until his or her successor is elected by the stockholders at the next annual meeting or until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

     Currently the Board of Directors consists of eight members. Currently serving as directors are Ms. Ammon and Messrs. Goldberg, Hyatt, Kimmel, Loverro, Mitchell, O'Donnell and Wahrhaftig. Mr. John Lyle resigned as chairman and a director on February 20, 2002 in order to be able to more actively pursue other interests.

     As of the date of this Information Statement, there are no material proceedings to which any director or executive officer of the Company, or any associate thereof, is a party which are adverse to the Company or any of its subsidiaries.

     Between January 1, 2001 and December 31, 2001, the Board of Directors as a whole met eight times and acted by written consent on five occasions. The disinterested members of the Board of Directors met once. All members of the Board of Directors attended more than 75% of the aggregate of all meetings of the Board of Directors and of the Committees of the Board of Directors on which they served in 2001.

     The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for the election as directors of the Company:

NAME                                        AGE         POSITION CURRENTLY HELD WITH THE COMPANY
----                                        ---         ----------------------------------------
Carol A. Ammon............................  51    Chairman, President, Chief Executive Officer and
                                                  Director
Michael B. Goldberg.......................  55    Director
Michael Hyatt.............................  56    Director
Roger H. Kimmel...........................  55    Director
Frank J. Loverro..........................  33    Director
Michael W. Mitchell.......................  64    Director
Joseph T. O'Donnell, Jr...................  54    Director
David I. Wahrhaftig.......................  45    Director

     The proposed nominees for election as directors are willing to be reelected as directors of the Company. If, as a result of circumstances not now known or foreseen, a nominee shall be unavailable or unwilling to serve as a director, an alternate nominee shall be designated by the present Board of Directors to fill the vacancy.

     If elected, all nominees are expected to serve until the 2003 Annual Meeting of Stockholders of the Company or until their successors are duly elected and qualified.

INFORMATION ABOUT THE DIRECTORS

     Set forth below are the biographies of each of the Company's current directors (all of whom are current nominees for election as directors):

     Carol A. Ammon, 51, is Chairman, President, Chief Executive Officer and Director of Endo. Prior to joining Endo, Ms. Ammon was the President of DuPont Merck's U.S. Pharmaceuticals Division from 1996 through 1997, and from 1993 through 1995 she was the President of Endo Laboratories, L.L.C. She also serves as a director on the boards of the Christiana Care Health System and the St. Louis School of Pharmacy in St. Louis, Missouri.

     Michael B. Goldberg, 55, is currently a Director of Endo. Mr. Goldberg joined Kelso & Company as Managing Director in 1991. Mr. Goldberg is also a director of Consolidated Vision Group, Inc., HCI Direct, Inc., Armkel, LLC and Unilab Inc. He also serves as a member of the Phoenix House Foundation Board of Directors and The Wilson Council of the Woodrow Wilson International Center for Scholars.

     Michael Hyatt, 56, is currently a Director of Endo. Mr. Hyatt had been a director of Algos Pharmaceutical Corporation since November 1996 and became a director of Endo following its merger with Algos in July 2000. For more than five years, Mr. Hyatt has been a Senior Managing Director of Bear Stearns & Co., Inc.

     Roger H. Kimmel, 55, is currently a Director of Endo. Mr. Kimmel had been a Director of Algos Pharmaceutical Corporation since July 1996 and became a Director of Endo following its merger with Algos in July 2000. Mr. Kimmel has been Vice-Chairman of Rothschild Inc., an investment banking firm, since January 2001. Previously, Mr. Kimmel was a partner of the law firm of Latham & Watkins for more than five years. Mr. Kimmel is also a director of Weider Nutrition International, Inc.

     Frank J. Loverro, 33, is currently a Director of Endo. Mr. Loverro has been a Vice President at Kelso & Company since March 1999. Prior to joining Kelso in November 1993, Mr. Loverro was an Associate at the Clipper Group and previously worked in the High Yield Finance Group of Credit Suisse First Boston.

     Michael W. Mitchell, 64, is currently a Director of Endo. Mr. Mitchell has been Counsel to the law firm Morvillo, Abramowitz, Grand, Iason & Silberberg since November 1991. Mr. Mitchell is currently the Treasurer and a member of the New York Police Athletic League Board of Directors, and from 1997 to 1999 was a member of The Wilson Council of the Woodrow Wilson International Center for Scholars.

     Joseph T. O'Donnell, Jr., 54, is currently a Director of Endo. Mr. O'Donnell is currently the President of Metzler Corporation, New York City. Metzler Corporation is the U.S. based corporate finance affiliate of B. Metzler seel. Sohn & Co., Frankfurt, Germany. Prior to joining Metzler, Mr. O'Donnell spent 26 years at various affiliates of Bankers Trust Corporation. From 1986 to 2000, he was involved in the acquisition and leveraged finance business. Prior to 1986, Mr. O'Donnell was involved in Banker Trust's global Airline and Aerospace Division and in middle market financing activities in the New York metropolitan area.

     David I. Wahrhaftig, 45, is currently a Director of Endo. Mr. Wahrhaftig has been a Managing Director of Kelso & Company since April 1997, after joining the firm in 1987. Mr. Wahrhaftig is also a director of Consolidated Vision Group, Inc. and Unilab Inc.

COMPENSATION OF DIRECTORS

     Each non-employee director who is not affiliated with the Company or Kelso receives $5,000 cash per fiscal quarter of service and 5,000 stock options per fiscal year (which are granted within the first quarter of each year) under the Endo Pharmaceuticals Holdings Inc. 2000 Stock Incentive Plan. In the first quarter of fiscal 2002, each such director was granted 5,000 stock options, which have an exercise price of $11.00 per share, the market price of the Common Stock on March 12, 2002 (the date of grant) and vest 25% per year over a four-year period from March 12, 2002.

COMMITTEES OF THE BOARD OF DIRECTORS AND RELATED REPORTS

     The Board of Directors has a standing Audit Committee and Compensation Committee, the respective members and functions of which are described below. The Board of Directors does not have a Nominating Committee because the Board of Directors as a whole functions in such capacity.

  Audit Committee

     The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent auditors, the scope of the annual audits, fees to be paid to the independent auditors, the performance of the Company's independent auditors and the accounting practices of the Company. The Board of Directors has adopted and approved a charter for the Audit Committee. This charter is attached as Appendix A to this Information Statement. The charter describes the nature and scope of responsibilities of the Audit Committee.

     Messrs. Hyatt, O'Donnell and Wahrhaftig currently serve as members of the Audit Committee. Between January 1, 2001 and December 31, 2001, the Audit Committee met four times. The Board of Directors has determined that Messrs. Hyatt and O'Donnell are "independent," as that term is defined in Rule 4200(a)(14) of the Nasdaq Marketplace Rules. Mr. Wahrhaftig is not "independent" by virtue of the status of Kelso Investment Associates V, L.P., or KIA V, and Kelso Equity Partners V, L.P., or KEP V, as members of Endo Pharma LLC, the stockholder owning 68.6% of the issued and outstanding shares of Common Stock. Mr. Wahrhaftig is a general partner of the general partner of KIA V and a general partner of KEP V. Mr. Wahrhaftig also serves on the Board of Managers of Endo Pharma LLC. In July 2000, the Board of Directors determined that Mr. Wahrhaftig's membership on the Audit Committee is in the best interests of the Company and its stockholders. The Board believes that Mr. Wahrhaftig is a necessary member of the Audit Committee given his history with the Company as an involved participant in the 1997 acquisition of the Company from the then DuPont Merck Pharmaceutical Company. In addition, prior to the merger with Algos Pharmaceutical Corporation, Mr. Wahrhaftig served as the audit committee of the Board of Directors of the Company and regularly reviewed the accounting matters and practices of the Company and conferred with the Company's independent auditors regarding the same. Prior to joining Kelso, Mr. Wahrhaftig spent the previous five years with Arthur Young & Company where he was an Associate Director of Mergers and Acquisitions and a Management Consultant.

  Audit Committee Report

     The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements for the year ended December 31, 2001 with the management of the Company. Further, the Audit Committee has discussed with Deloitte & Touche LLP, the Company's independent auditors, the matters required to be discussed by the Statement of Auditing Standards No. 61 (SAS
61 -- Communication with Audit Committees) relating to the auditors' judgment about the quality of the Company's accounting principles, judgments and estimates, as applied in its financial reporting.

     The Audit Committee also has received the written disclosures and the letter from Deloitte & Touche LLP required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) that relate to Deloitte & Touche LLP's independence from the Company, and has discussed with Deloitte & Touche LLP their independence from the Company. The Audit Committee has also discussed with management of the Company and Deloitte & Touche LLP such other matters and received such assurances from them as it has deemed appropriate.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the year ended December 31, 2001 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

                                          Audit Committee:

                                          Michael Hyatt
                                          Joseph T. O'Donnell, Jr.
                                          David I. Wahrhaftig

  Compensation Committee

     The Compensation Committee of the Board of Directors determines the salaries and incentive compensation of the officers of the Company and provides recommendations for the salaries and incentive compensation of the other employees and consultants of the Company. The Compensation Committee also reviews and acts on any recommendations of the Company's management for awards granted under the Endo Pharmaceuticals Holdings Inc. 2000 Stock Incentive Plan. The members of the Compensation Committee are Messrs. Hyatt, Loverro and Wahrhaftig. Between January 1, 2001 and December 31, 2001, the Compensation Committee met six times and acted on one occasion by written consent. A report of the Compensation Committee appears in this Information Statement under "EXECUTIVE COMPENSATION -- Compensation Committee Report on Executive Compensation."

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Deloitte & Touche LLP to audit the books and financial records of the Company for the year ending December 31, 2002. The Company is asking the stockholders to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal 2002. It is anticipated that Endo Pharma LLC, the holder of a majority of the shares of Common Stock outstanding, will vote in favor of this proposal, which will be sufficient for such ratification.

     It is not expected that a representative from Deloitte & Touche LLP will be present at the Annual Meeting.

                     FEES PAID TO THE INDEPENDENT AUDITORS

     Deloitte & Touche LLP served as the Company's independent auditors for the fiscal year ended December 31, 2001.

AUDIT FEES

     The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche LLP") for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $139,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No professional services described in Paragraph (c)(4)(ii) of Rule 20-01 of Regulation S-X were rendered by Deloitte & Touche LLP for fiscal 2001 and, accordingly, the Company was billed no fees for such services.

ALL OTHER FEES

     The aggregate fees billed by Deloitte & Touche LLP for services rendered to the Company, other than services described above under "Audit Fees", for the fiscal year ended December 31, 2001 were $171,000 for fees incurred in connection with the Company's follow-on offering of an aggregate of 12,925,000 additional shares of common stock in October 2001 and related Registration Statement on Form S-3 and $136,000 for fees incurred in connection with tax consulting services. Such other professional services did not include services relating to the operation or management of the Company's information system or local area network, the design or implementation of hardware or software systems that aggregate data underlying the Company's financial statements or that otherwise generate information significant to the Company's financial statements. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Deloitte & Touche LLP from the Company.

                    OTHER INFORMATION REGARDING THE COMPANY

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 19, 2002, the name, address and holdings of each person, including any "group" as defined in Section 13(d)(3) of the Exchange Act, known by Endo to be the "beneficial owner" of more than 5% of Common Stock. Footnote (a) below provides a brief explanation of what is meant by the term "beneficial ownership." The following table also sets forth, as of April 19, 2002, the amount of Common Stock beneficially owned by each of the Company's directors and the chief executive officer and the other four most highly compensated executive officers of the Company (collectively, the "Named Executive Officers"). The following table also sets forth, as of April 19, 2002, the amount of Common Stock beneficially owned by all current directors and executive officers of the Company as a group.

                                                               AMOUNT AND NATURE
                                                                 OF BENEFICIAL
NAME OF BENEFICIAL OWNER                                         OWNERSHIP(A)          PERCENT OF CLASS
------------------------                                    -----------------------    ----------------
DIRECTORS AND NAMED EXECUTIVE OFFICERS:
  Carol A. Ammon(b)(c)....................................                 (d)
  Michael B. Goldberg(e)..................................                 (f)
  Michael Hyatt(g)........................................           1,849,024                1.8%
  Roger H. Kimmel(h)......................................             923,525                  *
  Frank J. Loverro(e).....................................                 (i)
  Michael W. Mitchell(j)..................................              15,000                  *
  Joseph T. O'Donnell, Jr.(k).............................              15,000                  *
  David I. Wahrhaftig(e)..................................                 (f)
  Mariann T. MacDonald(b)(c)..............................                 (d)
  Jeffrey R. Black(b)(c)..................................                 (d)
  David A.H. Lee, M.D., Ph.D.(b)(c).......................                 (d)
  Peter A. Lankau(b)(c)...................................          166,519(l)                  *
All current directors and executive officers of Endo
  Pharmaceuticals Holdings Inc. as a Group (13
  persons)(c).............................................           2,339,264                2.3%
OTHER PRINCIPAL STOCKHOLDERS:
  Endo Pharma LLC(e)......................................          69,978,816               68.6%
  Kelso Investment Advisors V, L.P.(e)....................                 (m)
  Kelso Equity Partners V, L.P.(e)........................                 (m)
  Kelso Partners V, L.P.(e)...............................                 (n)
  Joseph S. Schuchert(e)..................................                 (f)
  Frank T. Nickell(e).....................................                 (f)
  Thomas R. Wall, IV(e)...................................                 (f)
  George E. Matelich(e)...................................                 (f)
  Frank K. Bynum, Jr.(e)..................................                 (f)
  Philip E. Berney(e).....................................                 (f)
  Greenwich Street Capital Partners, L.P.(o)(p)...........                 (q)
  Greenwich Street Capital Offshore Fund, Ltd.(o)(p)......                 (q)
  TRV Employees Fund, L.P.(o)(p)..........................                 (q)
  The Travelers Insurance Company(o)(p)...................                 (q)
  The Travelers Life and Annuity Company(o)(p)............                 (q)

---------------

  *  Represents less than one percent.

(a) "Beneficial ownership" is a term broadly defined by the Securities and Exchange Commission in Rule 13d-3 under the Exchange Act, and includes more than the typical form of stock ownership, that is, stock held in the person's name. The term also includes what is referred to as "indirect ownership," meaning ownership of shares as to which a person has or shares investment power. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date that such person has the right to acquire within 60 days after such date.

(b) The business address for these persons is c/o Endo Pharmaceuticals Holdings Inc., 100 Painters Drive, Chadds Ford, Pennsylvania 19317.

(c) These amounts do not include any options that these individuals hold in the Endo Pharma LLC 1997 Stock Option Plans. Options exercised pursuant to the Endo Pharma LLC 1997 Stock Option Plans do not result in the issuance of additional shares in the Company.

(d) Ms. Ammon, Ms. MacDonald, Mr. Black and Dr. Lee may be deemed to share beneficial ownership of shares of Common Stock owned of record by Endo Pharma LLC by virtue of the status of each of them as members of Endo Pharma LLC. Ms. Ammon, Ms. MacDonald, Mr. Black and Dr. Lee share investment and voting power along with the other members of Endo Pharma LLC with respect to securities owned by Endo Pharma LLC, but disclaim beneficial ownership of such securities except to the extent of each individual's pecuniary interest.

(e) The business address for this person is c/o Kelso & Company, 320 Park Avenue, 24th Floor, New York, New York 10022.

(f) Messrs. Schuchert, Nickell, Wall, Matelich, Goldberg, Wahrhaftig, Bynum and Berney may be deemed to share beneficial ownership of shares of Common Stock owned of record by Endo Pharma LLC by virtue of the status of Kelso Investment Associates V, L.P., or KIA V, and Kelso Equity Partners V, L.P., or KEP V, as members of Endo Pharma LLC. Messrs. Schuchert, Nickell, Wall, Matelich, Goldberg, Wahrhaftig, Bynum and Berney may be deemed to share beneficial ownership of securities owned of record by KIA V and KEP V, by virtue of the status of each of them as a general partner of the general partner of KIA V and as a general partner of KEP V. Messrs. Schuchert, Nickell, Wall, Matelich, Goldberg, Wahrhaftig, Bynum and Berney share investment and voting power along with the other general partners with respect to securities owned by KIA V and KEP V, but disclaim beneficial ownership of such securities except to the extent of each individual's pecuniary interest.

(g) The business address for Mr. Hyatt is c/o Bear, Stearns & Co., Inc., 383 Madison Avenue, New York, New York 10179. This amount includes (i) 829,551 shares of Common Stock owned directly by Mr. Hyatt, (ii) 1,004,473 shares held in trusts for which Mr. Hyatt serves as trustee and as to which shares Mr. Hyatt holds either the sole or the shared power of disposition or the power to vote and (iii) options to purchase 15,000 shares of Common Stock under the Endo Pharmaceuticals Holdings Inc. 2000 Stock Incentive Plan. The number of shares excludes 221,333 shares of Common Stock held in a trust for the benefit of the children of Mr. Hyatt, as to which shares Mr. Hyatt has neither the power of disposition nor the power to vote.

(h) The business address for Mr. Kimmel is c/o Rothschild, Inc., 1251 Avenue of the Americas, New York, New York 10022. This amount includes (i) 30,000 shares owned directly by Mr. Kimmel, (ii) 878,526 shares held in trusts for which Mr. Kimmel serves as trustee and as to which shares Mr. Kimmel holds either the sole or the shared power of disposition and power to vote and
     (iii) options to purchase 15,000 shares of Common Stock under the Endo Pharmaceuticals Holdings Inc. 2000 Stock Incentive Plan. The number of shares excludes a total of 326,530 shares of Common Stock held in trusts for the benefit of Mr. Kimmel's adult children, as to which shares Mr. Kimmel has neither the power of disposition nor the power to vote.

(i) Mr. Loverro may be deemed to share beneficial ownership of shares of Common Stock owned of record by Endo Pharma LLC by virtue of the status of KIA V and KEP V, as members of Endo Pharma LLC. Mr. Loverro may be deemed to share beneficial ownership of shares of Common Stock owned of record by KIA V and KEP V, by virtue of his status as a limited partner of the general partner of KIA V and as a limited partner of KEP V. Mr. Loverro could be deemed to share investment and voting power along with the other partners with respect to securities owned by KIA V and KEP V, but disclaims beneficial ownership of such securities except to the extent of his pecuniary interest.

(j) The business address for Mr. Mitchell is c/o Morvillo, Abramowitz, Grand, Iason & Silberberg, PC, 565 Fifth Avenue, New York, New York 10017. This amount includes 15,000 options under the Endo Pharmaceuticals Holdings Inc. 2000 Stock Incentive Plan.

(k) The business address for Mr. O'Donnell is Metzler Corporation, 399 Park Ave., 32nd Floor, New York, New York 10022. This amount includes 15,000 options under the Endo Pharmaceuticals Holdings Inc. 2000 Stock Incentive Plan.

(l) This amount includes options that Mr. Lankau holds in the Endo Pharmaceuticals Holdings Inc. 2000 Stock Incentive Plan.

(m) As part of the 1997 acquisition of Endo from the then DuPont Merck Pharmaceutical Company, KIA V and KEP V acquired respectively 847,028 and 71,772 shares of Endo common stock, representing 77.0% and 6.5%, respectively of the 1,100,000 shares of Endo common stock then outstanding. Subsequent to the acquisition, KEP V transferred 500 shares to an affiliate of Kelso. KIA V and KEP V, due to their common control, could be deemed to beneficially own each other's shares, but disclaim this beneficial ownership. KIA V and KEP V may be deemed to share beneficial ownership of shares of Common Stock owned of record by Endo Pharma LLC by virtue of their status as members of Endo Pharma LLC. KIA V and KEP V share investment and voting power along with the other members of Endo

     Pharma LLC with respect to securities owned by Endo Pharma LLC, but disclaim beneficial ownership of such securities except to the extent of its pecuniary interest.

(n) Kelso Partners V, L.P., or KP V, may be deemed to share beneficial ownership of shares of Common Stock owned of record by Endo Pharma LLC by virtue of its status as a general partner of KIA V, which is a member of Endo Pharma LLC. KP V shares investment and voting power along with its general partners with respect to securities owned by Endo Pharma LLC, but disclaims beneficial ownership of such securities except to the extent of its pecuniary interest.

(o) The business address for this person is 500 Campus Drive, Suite 220, Florham Park, New Jersey 07932.

(p) Greenwich Street Capital Partners, L.P., Greenwich Street Capital Offshore Fund, Ltd., TRV Employees Fund, L.P., The Travelers Insurance Company and The Travelers Life and Annuity Company, due to their common control, could be deemed to beneficially own each other's shares, but disclaim this beneficial ownership.

(q) These entities may be deemed to share beneficial ownership of shares of Common Stock owned of record by Endo Pharma LLC by virtue of the status of each of them as members of Endo Pharma LLC. These entities share investment and voting power along with the other members of Endo Pharma LLC with respect to securities owned by Endo Pharma LLC, but disclaim beneficial ownership of such securities except to the extent of each individual's pecuniary interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors and greater-than-ten-percent stockholders (collectively, "Reporting Persons") to file an initial report of ownership (Form 3) and reports of changes of ownership (Forms 4 and 5) with the SEC and the Nasdaq. These persons are also required to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of Section 16(a) reports furnished to the Company for the fiscal year ended December 31, 2001 and written representations from certain Reporting Persons that no other reports were required, the Company believes that, all the Reporting Persons complied with all applicable filing requirements for the fiscal year ended December 31, 2001, with the exception of Endo Pharma LLC, which reported on a Form 4 a transaction that should have been reported on an earlier Form 4.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors of the Company traditionally performed the functions of a compensation committee, including the review and approval of compensation and terms of employment for all officers of the Company and its subsidiaries. In August 2000, a Compensation Committee, consisting of Messrs. Hyatt, Loverro and Wahrhaftig, was formed to perform these functions. The disinterested members of the Board of Managers of Endo Pharma LLC, namely Messrs. Goldberg and Wahrhaftig, review and act on any recommendations of the Company's management for awards granted under the Endo Pharma LLC stock option plans.

     The Company's executive compensation is intended to attract high-caliber executives and to reward, retain and motivate management based on corporate and individual annual and long-term business performance. The primary component of compensation is base salary; however, all of the employees of the Company are covered by the Company's incentive compensation program, which provides cash bonuses in the event that (i) the Company achieves one or more targets based on the Company's Consolidated EBITDA (earnings before interest, taxes, depreciation and amortization) as defined by the Company's credit facility and (ii) the individual achieves specified goals. The Company also awards stock options to its officers and other employees pursuant to the Company's 2000 Stock Incentive Plan (the "2000 Option Plan"). Such awards are designed to provide incentives to participating employees that are linked directly to increases in stockholder value and that will therefore inure to the benefit of all stockholders of the Company. The Compensation Committee believes that the Company's executive compensation arrangements are reasonable in light of the Company's needs, competitive compensation levels, the Company's retention goals and management motivation. In determining salary and other compensation levels for executive officers, primary consideration is given to each executive's level of responsibility and individual performance.

     Prior to the beginning of each fiscal year, the Compensation Committee reviews the Company's near- and long-term strategies and objectives with the Company's President and Chief Executive Officer. Such review forms the basis for adopting or modifying the corporate annual financial goals recommended by the Company's President and Chief Executive Officer. Based on this review, the Company's total compensation structure for fiscal year 2001, including the elements and level of compensation opportunities and the variable portion of "at risk" pay for performance and equity participation was established. Consideration was given to, among other matters, marketplace pay levels and practices, as well as the Company's need to continue to attract, retain and motivate employees. The Company's President and Chief Executive Officer reviewed such compensation structure with the Compensation Committee and asked it to ratify base salary amounts and bonuses for the Company's executive officers.

     At fiscal 2001 year-end, the Compensation Committee, in consultation with the President and Chief Executive Officer, assessed results achieved and strategic progress relative to previously approved goals, taking into consideration the Company's Consolidated EBITDA (earnings before interest, taxes, depreciation and amortization) as defined by the Company's credit facility, prevailing economic and business conditions and opportunities, performance by comparable organizations' President and Chief Executive Officers, and stockholder value. No particular weightings were assigned to any such factors.

     Ms. Ammon, President and Chief Executive Officer of the Company, received a base salary of $366,667 in fiscal 2001 and was awarded a cash bonus of $303,750. Ms. Ammon's base salary was increased to $450,000 based upon the amended and restated employment agreement entered into between Ms. Ammon and the Company dated September 1, 2001. Determination of Ms. Ammon's overall compensation in fiscal 2001 was based upon the performance criteria established by the Board of Directors of the Company at the beginning of fiscal 2001. The Compensation Committee believes that Ms. Ammon's overall compensation is competitive with that of Chief Executive Officers of comparable companies and deems such compensation to be fair and appropriate.

                                          Compensation Committee:

                                          Michael Hyatt
                                          Frank J. Loverro
                                          David I. Wahrhaftig

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In August 2000, the Board of Directors appointed Messrs. Hyatt, Loverro and Wahrhaftig to constitute the Compensation Committee, none of whom is an officer or employee or former officer or employee of the Company or any of its subsidiaries. Prior to that time, the Board of Directors performed the functions of the Compensation Committee. With the exception of Ms. Ammon, who serves on the Company's Board of

Directors, no executive officer of the Company serves or served during the last fiscal year, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee. There are no family relationships between any directors or executive officers of the Company.

PERFORMANCE GRAPH

     The following graph provides a comparison of the cumulative total return on the Company's Common Stock with that of the cumulative total return on the Nasdaq Stock Market Index (U.S.) and the Nasdaq Pharmaceutical Index commencing July 18, 2000 (the first day the Company's Common Stock began trading on the Nasdaq National Market) and ending December 31, 2001.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Information Statement, in whole or in part, the following report and the Performance Graph that follows shall not be deemed to be incorporated by reference into any such filings.

                COMPARISON OF 17 MONTH CUMULATIVE TOTAL RETURN*
                   AMONG ENDO PHARMACEUTICALS HOLDINGS INC.,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                      AND THE NASDAQ PHARMACEUTICAL INDEX

                                                  ENDO PHARMACEUTICALS         NASDAQ STOCK MARKET
                                                      HOLDINGS INC.                  (U.S.)               NASDAQ PHARMACEUTICAL
                                                  --------------------         -------------------        ---------------------
7/18/2000                                                $  100                      $  100                      $  100
12/31/2000                                               $48.98                      $58.58                      $84.75
12/31/2001                                               $95.27                      $46.48                      $72.22

* Assumes that $100 was invested on July 18, 2000 in the Company's Common Stock, in the Nasdaq Stock Market Index (U.S.), or the Nasdaq Pharmaceutical Index, and that all dividends are reinvested.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth, for the Company's last three fiscal years, the compensation paid or accrued to each of those persons who were, at December 31, 2001, the chief executive officer and the other four most highly compensated executive officers of the Company (collectively, the "Named Executive Officers").

                                                                             LONG-TERM
                                                                            COMPENSATION
                                             ANNUAL COMPENSATION            ------------
                                    -------------------------------------    SECURITIES
                                                           OTHER ANNUAL      UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY     BONUS     COMPENSATION(1)     OPTIONS      COMPENSATION(2)
---------------------------  ----   --------   --------   ---------------   ------------   ---------------
Carol A. Ammon.............  2001   $366,667   $303,750                                        $11,190
  Chairman, President and    2000    325,000                                 2,425,931          10,950
  Chief Executive Officer    1999    325,000    105,625                                         10,464

Mariann T. MacDonald.......  2001    320,000    218,700       $26,492                           24,935
  Executive Vice
  President --               2000    300,000                                 2,506,037          11,190
  Operations                 1999    258,331     78,000                                         10,716

David A. H. Lee, M.D.,
  Ph.D. ...................  2001    316,666    189,000        48,939                           13,170
  Senior Vice President --   2000    283,000                   33,476        1,777,086          13,170
  Research and Development   1999    232,000     45,240        34,720                           12,460

Peter A. Lankau(3).........  2001    260,000    182,250                         27,389          10,650
  Senior Vice President --   2000    124,616     72,000        41,841          306,572          69,996
  U.S. Business

Jeffrey R. Black...........  2001    260,000    132,300                                         11,240
  Senior Vice President --   2000    250,000                                 1,455,733          11,540
  Chief Financial Officer
  and Treasurer              1999    250,000     48,750                                         11,040

---------------
(1) Other Annual Compensation for Ms. MacDonald in 2001 includes the personal use of a Company automobile of $17,873 and a tax gross-up benefit of $8,619. Other Annual Compensation for Dr. Lee in 2001 includes the rental of an apartment near the research and development facility used by the Company in Garden City, New York in the amount of $33,264, the personal use of a Company automobile of $12,767 and a tax gross-up benefit of $2,908.

(2) All Other Compensation for Ms. Ammon in 2001 is matching contributions made under the Company's 401(k) Plan in 2001 of $10,500 and the dollar value of premiums paid by the Company with respect to group life insurance. All Other Compensation for Ms. MacDonald in 2001 is matching contributions made under the Company's 401(k) Plan in 2001 of $10,500 and the dollar value of premiums paid by the Company with respect to term life insurance and group life insurance. All Other Compensation for Dr. Lee in 2001 is matching contributions under the Company's 401(k) Plan in 2001 of $10,500 and, the dollar value of premiums paid by the Company with respect to term life insurance and group life insurance for his benefit. All Other Compensation for Mr. Lankau in 2001 is matching contributions made under the Company's 401(k) Plan in 2001 of $10,200 and the dollar value of premiums paid by the Company with respect to group life insurance. All Other Compensation for Mr. Black in 2001 is matching contributions made under the Company's 401(k) Plan in 2001 of $10,200 and the dollar value of premiums paid by the Company with respect to term life insurance and group life insurance for his benefit.

(3) Mr. Lankau's employment with the Company commenced June 26, 2000.

STOCK OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth individual grants of stock options made to the Named Executive Officers during the fiscal year ended December 31, 2001. No SARs were granted by the Company in fiscal 2001.

                                               INDIVIDUAL GRANTS
                                       ----------------------------------
                                                    PERCENT OF                            POTENTIAL REALIZABLE
                                                      TOTAL                                 VALUE AT ASSUMED
                                       NUMBER OF     OPTIONS                              ANNUAL RATES OF STOCK
                                         SHARES     GRANTED TO   EXERCISE                PRICE APPRECIATION FOR
                                       UNDERLYING   EMPLOYEES     PRICE                      OPTION TERM(1)
                                        OPTIONS     IN FISCAL      PER      EXPIRATION   -----------------------
NAME                                    GRANTED        YEAR       SHARE        DATE          5%          10%
----                                   ----------   ----------   --------   ----------   ----------   ----------
Peter A. Lankau......................    27,389        4.5%       $9.40       8/8/11      $150,916     $376,889

---------------

(1) Based upon the exercise price and the market price of the Common Stock on the date of grant of $9.40, annual appreciation at the assumed rates stated on such price through the expiration date of the options. Amounts shown represent hypothetical gains that could be achieved for the options if exercised at the end of the term. These amounts have been determined on the basis of assumed rates of appreciation mandated by the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future stock price. Actual gains, if any, are contingent upon the continued employment of the Named Executive Officer through the expiration date, achievement of the defined vesting thresholds as well as being dependent upon the general performance of the Common Stock. The potential realizable values have not taken into account amounts required to be paid for federal income taxes.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

     The following table sets forth the December 31, 2001 aggregate value of unexercised options held by each of the Named Executive Officers as well as the fiscal year-end option values.

                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                                OPTIONS AT                    OPTIONS AT
                                 SHARES                      DECEMBER 31, 2001           DECEMBER 31, 2001(1)
                               ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                            EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                           -----------   --------   -----------   -------------   -----------   -------------
Carol A. Ammon...............       --           --       467,517       7,232,757     $4,324,530     $64,695,468
Mariann T. MacDonald.........       --           --       347,522       6,073,570     $3,214,575     $54,030,529
David A.H. Lee, M.D.,
  Ph.D. .....................       --           --        89,160       2,852,603     $  824,730     $25,262,868
Peter A. Lankau..............       --           --        34,783         299,179     $  153,739     $ 1,975,111
Jeffrey R. Black.............       --           --        89,160       2,531,250     $  824,730     $22,476,737

---------------

(1) Based upon the closing price on December 31, 2001 of $11.67. Includes all options for which the exercise price is equal to or less than $11.67 per share including options for which performance conditions related to vesting, as described below, have not been achieved.

     Options exercised pursuant to the Endo Pharma LLC 1997 Stock Option Plan do not result in the issuance of additional shares in the Company. Class C1A, C1B, C2, C3 and C4 options granted pursuant to the Endo Pharma LLC 1997 Stock Option Plan vest in four discrete tranches contingent upon (i) the Common Stock of the Company exceeding a defined closing price threshold for ninety consecutive trading days, (ii) the closing price of the Common Stock of the Company on the last trading day of such ninety consecutive trading day period being greater than or equal to 85% of the defined closing price and (iii) the holder being a director, officer or employee of the Company or any of its subsidiaries on such date. The defined closing price thresholds are as follows:

                                        MORPHIDEX(R) IS
                 MORPHIDEX(R) IS        NOT APPROVED ON
              APPROVED ON OR PRIOR        OR PRIOR TO
              TO DECEMBER 31, 2002     DECEMBER 31, 2002
             -----------------------   -----------------
                  COMMON STOCK           COMMON STOCK
  OPTION          CLOSING PRICE          CLOSING PRICE
   CLASS            THRESHOLD              THRESHOLD
-----------  -----------------------   -----------------
C1A and C1B          $ 6.06                 $ 4.28
    C2               $ 9.38                 $ 6.62
    C3               $14.99                 $10.58
    C4               $24.50                 $17.29

     If these share price targets are achieved resulting in the vesting of each tranche of options, the Company will record up to four non-cash compensation charges related to the vesting of certain of the options. Under performance-based options, the measurement of expense is calculated and recorded as a non-cash charge at the time performance is achieved as the difference between the market price of the stock and the exercise price of the options. If these charges are recorded by the Company in connection with options granted under the Endo Pharma LLC 1997 Stock Option Plan, they will be significant. They will, however, not result in the issuance of additional shares of Company Common Stock. Since the aforementioned conditions have been achieved, the Class C1A, Class C1B and Class C2 options have vested. Accordingly, the Company has recorded non-cash compensation charges for the vesting of these options.

     Class C1A, C1B, C2, C3 and C4 options are generally exercisable, solely to the extent vested, upon the earlier of (i) the occurrence of a sale, disposition or transfer ("Transfer") of common stock, after which neither Endo Pharma LLC nor Kelso owns any shares of Common Stock or (ii) January 1, 2006 and the right to exercise such options will terminate at 12:00 p.m., New York City time, on the earlier to occur of such dates.

     Notwithstanding the foregoing, a Named Executive Officer's Class C1A, C1B, C2, C3 and C4 options will become immediately exercisable in full, solely to the extent then vested, in the event the Named Executive Officer's employment or service with the Company or any of its subsidiaries is terminated for any reason and such options will thereafter expire on the 90th day after such termination if unexercised.

     Stock options granted under the Endo Pharma LLC 1997 Stock Option Plan expire no later than December 31, 2012 unless an initial public offering of shares of Company Common stock held by Endo Pharma LLC occurs, in which case the stock options granted will expire on August 26, 2007. The shares of Common Stock that are received upon exercise of stock options pursuant to the Endo Pharma LLC 1997 Stock Option Plan are currently subject to significant restrictions that are set forth in the stockholders agreements including restrictions on sale, assignment, mortgage, transfer, pledge or other disposals or transfers.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

  Employment Agreements with Named Executive Officers

     On September 1, 2001, Endo entered into amended and restated employment agreements with each of Ms. Ammon, Ms. MacDonald, Mr. Black, Mr. Lankau and Dr. Lee. Each of these employment agreements expires on August 31, 2002. Each of these agreements is renewable by the parties for additional one-year periods.

     Each of the employment agreements provides that the executive will be entitled to basic compensation as well as additional incentive compensation. For each fiscal year or part thereof during the employment period, the Company will pay an executive incentive compensation in cash in an amount equal to a percentage of this executive's salary if Endo meets the performance targets set by the board of directors for a particular fiscal year. Ms. Ammon's additional incentive compensation is equal to 50% of her base salary. Each of Ms. MacDonald's and Mr. Lankau's additional incentive compensation is equal to 45% of her or his respective base salary. Dr. Lee's additional compensation is equal to 40% of his base salary. Mr. Black's additional compensation is equal to 35% of his base salary. Under these employment agreements, the Company may terminate each executive (1) for "cause," (2) for "good reason," or (3) upon the executive's disability, incapacity or death. If the Company terminates an executive for "cause," he or she will be entitled to receive his or her salary and incentive compensation prorated through the effective date of termination.

     In addition, if an executive elects to renew his or her employment agreement but Endo does not and Endo's election not to renew is not "for cause," then the executive will be entitled to receive his or her salary for the remainder of the calendar month in which this termination is effective and for eighteen consecutive calendar months thereafter and continue to provide the executive with benefits for eighteen consecutive calendar months after such termination. If an executive terminates his or her employment agreement for "good reason," the Company will:

     - pay:

        - monthly to the executive his or her salary for the remainder of the employment period or eighteen months (whichever is longer) and

        - the executive's incentive compensation for the fiscal year during which the termination is effective, prorated through the effective date of termination, if this incentive compensation is payable and

     - continue to provide the executive with benefits for the remainder of the employment period or eighteen months (whichever is longer).

     Under the terms of each of these employment agreements, "good reason" means any of the following:

     - Endo Pharmaceuticals' material breach of the provisions in the employment agreements relating to the director's and officer's liability coverage and compensation or Endo Pharmaceuticals' obligations under the stockholders agreement for the benefit of the executive, or

     - the assignment of the executive, without the executive's consent, to a position, responsibilities, or duties of a materially lesser status or degree of responsibility.

     Under the terms of Ms. Ammon's employment agreement, "good reason" also includes the sale of all or substantially all of the assets of Endo, the sale of all or substantially all of the stock of Endo, the merger of Endo with one or more other related or unrelated entities, or other similar transaction vesting control of Endo with a third party or parties.

                             NO DISSENTERS' RIGHTS

     The corporate action described in this Information Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Prior to the acquisition of Algos Pharmaceutical Corporation in July 2000, Endo had a pre-existing agreement with Kelso & Company to:

     - pay Kelso an annual fee of $347,000 for financial advisory services,

     - indemnify Kelso in providing its services, and

     - reimburse Kelso for out-of-pocket expenses incurred.

     In connection with the completion of the Algos acquisition, Endo terminated this agreement to pay an annual fee to Kelso by making a one-time payment to Kelso of $1.5 million in July 2000. However, the arrangements for indemnification and reimbursement of specific expenses did survive the termination of this annual fee arrangement. Messrs. Goldberg and Wahrhaftig, directors of the Company, are Managing Directors of Kelso. Mr. Loverro, another director of the Company, is a Vice President of Kelso.

     In connection with the Algos acquisition, affiliates and designees of Kelso & Company contributed approximately 86% of the Endo Common Stock originally contributed to Endo Pharma LLC, and they continue to have an approximately 86% interest in Endo Pharma LLC. Endo Pharma LLC now owns approximately 69% of all of the issued and outstanding Endo Common Stock. Currently, Messrs. Goldberg and Wahrhaftig and Ms. Ammon serve as members of the Board of Managers of Endo Pharma LLC.

     On July 14, 2000, Endo Pharma LLC was formed to ensure that the stock options granted pursuant to the 1997 Employee Stock Option Plan and the 1997 Executive Stock Option Plan (collectively, as amended and restated, the "Endo Pharma LLC 1997 Stock Option Plans") diluted only those holders of Endo Common Stock at the time of Endo's 2000 acquisition of Algos Pharmaceutical Corporation. Accordingly, subsequent to that acquisition, only currently outstanding shares of Common Stock of the Company held by Endo Pharma LLC will be issued upon the exercise of these stock options. Because Endo Pharma LLC, and not the Company, will provide the shares issued upon the exercise of these options, the Company has entered into a tax sharing agreement with Endo Pharma LLC under which the Company will pay to Endo Pharma LLC the amount of the tax benefits it receives as a result of the exercise of these stock options into shares of Common Stock held by Endo Pharma LLC for the years in which these tax benefits arise. No payments have been made or accrued for the years ended December 31, 2001 and 2000.

     The Class A Transferable Warrants and Class B Non-Transferable Warrants are exercisable at an exercise price of $.01 per share into a specified number of shares of Common Stock depending on the timing of the FDA's approval of MorphiDex(R) for one or more pain indications. As of December 31, 2001, there were outstanding 17,810,526 of these warrants. These warrants become exercisable into a specified number of shares of Common Stock on the fifth business day following the date on which we receive approval from the FDA with respect to MorphiDex(R) for the treatment of one or more pain indications. These warrants will remain exercisable for a period of six months after the exercisability date, at which time they will expire. If the FDA does not approve MorphiDex(R) by March 31, 2003, each of these warrants expires without any payment therefor.

     On December 5, 2001, we commenced a tender offer to purchase up to 13,500,000 of our outstanding Class A Transferable Warrants (Nasdaq: ENDPW) and any and all of our outstanding Class B Non-Transferable Warrants. This tender offer expired at midnight on January 25, 2002. We accepted an aggregate of 8,576,762 Class A Warrants and 8,500 Class B Warrants for payment at a purchase price of $0.75 per warrant, or approximately $6.4 million in the aggregate. We used cash on hand to finance the purchase of tendered warrants. Current directors Messrs. Hyatt and Kimmel as well as Mr. Lyle (an Endo director until February 21, 2002), each of whom are former Algos stockholders, or the persons controlling the Class A Warrants that they may be deemed to beneficially own, tendered an aggregate of approximately 1.1 million of these Class A Warrants in the tender offer. Specifically, these Class A Warrants that were tendered were:
(1) approximately 200,000 Class A Warrants held in trusts for the benefit of Mr. Kimmel; (2) approximately 110,000 Class A Warrants over which Mr. Kimmel, in his capacity as trustee of a trust for the benefit of Mr. Hyatt's children, exercises dispositive and voting power and with respect to which he and his family members disclaim beneficial ownership, (3) approximately 100,000 Class A Warrants over which Mr. Hyatt, in his capacity as trustee of a trust for the benefit of Mr. Kimmel's children, exercises dispositive and voting power and with respect to which he and his family members disclaim beneficial ownership, and (4) approximately 650,000 Class A Warrants owned by Karen Lyle, wife of Mr. Lyle, as to which Mr. Lyle disclaims beneficial ownership.

     In connection with the 2000 acquisition of Algos Pharmaceutical Corporation, warrants were issued to Endo Pharma LLC as well as other holders of Endo stock who held such stock prior to the Algos acquisition. These warrants are exercisable at an exercise price of $.01 per share into a specified number of shares of Endo

Common Stock if the FDA does not approve MorphiDex(R) for any pain indication prior to December 31, 2002. As of December 31, 2001, there were outstanding 71,328,424 of these warrants. If the FDA does not approve MorphiDex(R) before December 31, 2002, then these warrants become exercisable and upon exercise, each warrant will be exercisable into 0.416667 shares of Endo common stock for a total of 29,720,177 shares of Common Stock. Messrs. Goldberg and Wahrhaftig, directors of the Company, may be deemed to share beneficial ownership of shares of Common Stock owned of record by Endo Pharma LLC by virtue of the status of Kelso Investment Associates V, L.P., or KIA V, and Kelso Equity Partners V, L.P., or KEP V, as members of Endo Pharma LLC. Messrs. Goldberg and Wahrhaftig may be deemed to share beneficial ownership of securities owned of record by KIA V and KEP V, by virtue of the status of each of them as a general partner of the general partner of KIA V and as a general partner of KEP V. In addition, Mr. Loverro, a director of the Company, may be deemed to share beneficial ownership of shares of Common Stock owned of record by Endo Pharma LLC by virtue of the status of KIA V and KEP V, as members of Endo Pharma LLC. Mr. Loverro may be deemed to share beneficial ownership of shares of Common Stock owned of record by KIA V and KEP V by virtue of his status as a limited partner of the general partner of KIA V and as a limited partner of KEP V. Further, Ms. Ammon, Chairman, a director and Chief Executive Officer of the Company, Ms. MacDonald, Dr. Lee and Mr. Black, each a Named Executive Officer of the Company, may be deemed to share beneficial ownership of shares of Common Stock owned of record by Endo Pharma LLC by virtue of the status of each of them as a member of Endo Pharma LLC.

     Mr. Kimmel, a director of the Company, had been, until January 1, 2001, a partner at the law firm Latham & Watkins LLP, which had performed legal services for Algos Pharmaceutical Corporation from time to time.

     Although Mr. Mitchell, a director of the Company, performs legal services for the Company from time to time, he did not do so in fiscal year 2001. Mr. Mitchell also invests in Kelso transactions from time to time.

                                 OTHER MATTERS

     The Board of Directors of the Company knows of no other matters to be presented for stockholder action at the Annual Meeting. However, other matters may properly come before the Annual Meeting or any adjournment or postponement thereof.

                            ANNUAL REPORT/FORM 10-K

     The Company's 2001 Annual Report to its stockholders is a reproduction of its Form 10-K filed with the SEC, excluding the filed exhibits listed on the Index to Exhibits, and is being mailed to all stockholders concurrently with this Information Statement. Copies of the Company's Form 10-K (without exhibits) as filed with the SEC may be obtained without charge by writing to Endo Pharmaceuticals Holdings Inc., 100 Painters Drive, Chadds Ford, PA 19317,
Attention: Secretary.

               STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

     The Company's Bylaws require that notice of stockholder proposals and stockholder nominations for the election of directors be received by the Secretary of the Company, along with other specified material, not less than 60 days and not more than 90 days prior to the anniversary date of the immediately preceding annual meeting. Any stockholder who wishes to make a proposal or nominate a candidate for election to the Board should obtain a copy of the relevant section of the Bylaws from the Secretary of the Company.

     Proposals of stockholders intended to be presented pursuant to Rule 14a-8 under the Exchange Act at the 2003 annual meeting must be received by the Secretary of the Company no later than December 31, 2002 in order to be considered timely for inclusion in the 2003 information statement. In order for proposals of stockholders to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Secretary of the Company no earlier than February 23, 2003 and no later than March 25, 2003. If the Company does not receive such notice between such dates, the notice will be considered untimely. All proposals should be addressed to the Secretary, Endo Pharmaceuticals Holdings Inc., 100 Painters Drive, Chadds Ford, PA 19317.

                                   SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                          By Order of the Board of Directors,

                                          /s/ Caroline B. Manogue

                                          CAROLINE B. MANOGUE

Chadds Ford, Pennsylvania
April 26, 2002

                                                                      APPENDIX A

                                    CHARTER
                                     OF THE
                                AUDIT COMMITTEE
                                     OF THE
                             BOARD OF DIRECTORS OF
                       ENDO PHARMACEUTICALS HOLDINGS INC.
                            AS ADOPTED BY THE BOARD
                                ON JULY 13, 2000

I. AUTHORITY

     The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Endo Pharmaceuticals Holdings Inc. (the "Corporation") is established pursuant to Section 8 of the Corporation's Amended and Restated Bylaws and Section 141(c) of the Delaware General Corporation Law. The Committee shall be comprised of three or more directors as determined from time to time by resolution of the Board. Consistent with the appointment of other Board committees, the members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or at such other time as may be determined by the Board. The Chairman of the Committee shall be designated by the Board; provided that if the Board does not so designate a Chairman, the members of the Committee, by majority vote, may designate a Chairman. The presence in person or by telephone of a majority of the Committee's members shall constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of its members present at a meeting of the Committee at which a quorum is present.

II. PURPOSE OF THE COMMITTEE

     The Committee's purpose is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Corporation and its subsidiaries.

     The Committee shall oversee the audit efforts of the Corporation's independent accountants and internal auditors and, in that regard, shall take such actions as it may deem necessary to satisfy itself that the Corporation's auditors are independent of management. It is the objective of the Committee to maintain free and open means of communications among the Board, the independent accountants, the internal auditors and the financial and senior management of the Corporation.

III. COMPOSITION OF THE COMMITTEE

     (a) Each member of the Committee shall be an "independent" director within the meaning of the Nasdaq rules and, as such, shall be free from any relationship that may interfere with the exercise of his or her independent judgment as a member of the Committee. Notwithstanding the foregoing, as permitted by the rules of the Nasdaq, under exceptional and limited circumstances, one director who does not meet certain of the criteria for "independence" may be appointed to the Committee if the Board determines in its business judgment that membership on the Committee by such person is required by the best interests of the Corporation and its stockholders and the Corporation discloses in the annual proxy statement the nature of such person's relationship and the reasons for the Board's determination. All members of the Committee shall be financially literate at the time of their election to the Committee or shall become financially literate within a reasonable period of time after their appointment to the Committee. "Financial literacy" shall be determined by the Board in the exercise of its business judgment, and shall include a working familiarity with basic finance and accounting practices and an ability to read and understand fundamental financial statements. At least one member of the Committee shall have accounting or related financial management expertise, as such qualification may be determined in the business judgment of the Board. Committee members, if they or the Board deem it appropriate, may enhance their understanding of finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant or firm.

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

     (b) Upon any changes in the composition of the Committee and otherwise approximately once each year, the Committee shall ensure that the Corporation provides the Nasdaq with written confirmation regarding:

          (i) Any determination that the Board has made regarding the independence of the Committee members;

          (ii) The financial literacy of the Committee members;

          (iii) The determination that at least one of the Committee members has accounting or related financial management expertise; and

          (iv) The annual review and reassessment of the adequacy of the Committee's charter.

IV. MEETINGS OF THE COMMITTEE

     The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities. As part of its purpose to foster open communications, the Committee shall meet at least annually with management, the head of the internal auditing department and the Corporation's independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups or persons believe should be discussed privately. In addition, the Committee (or the Chairman) should meet or confer with the independent accountants and management quarterly to review the Corporation's periodic financial statements prior to their filing with the Securities and Exchange Commission ("SEC"). The Chairman should work with the Chief Financial Officer and management to establish the agendas for Committee meetings. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee shall maintain minutes of its meetings and records relating to those meetings and the Committee's activities and provide copies of such minutes to the Board.

V. DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

     In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The Committee should review and reassess annually the adequacy of the Committee's charter. The charter must specify: (1) the scope of the Committee's responsibilities and how it carries out those responsibilities, (2) the ultimate accountability of the Corporation's independent auditors to the Board and the Committee, (3) the responsibility of the Committee and the Board for the selection, evaluation and replacement of the Corporation's independent auditors, and (4) that the Committee is responsible for ensuring that the Corporation's independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditors and the Corporation and that the Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for recommending that the Board take appropriate action to ensure the independence of the independent auditors.

     While there is no "blueprint" to be followed by the Committee in carrying out its duties and responsibilities, the following should be considered within the authority of the Committee:

 Selection and Evaluation of Auditors

     (a) Make recommendations to the Board as to the selection of the firm of independent public accountants to audit the books and accounts of the Corporation and its subsidiaries for each fiscal year;

     (b) Review and approve the Corporation's independent auditors' annual engagement letter, including the proposed fees contained therein;

     (c) Review the performance of the Corporation's independent auditors and make recommendations to the Board regarding the replacement or termination of the independent auditors when circumstances warrant;

     (d) Oversee the independence of the Corporation's independent auditors by, among other things:

          (i) requiring the independent auditors to deliver to the Committee on a periodic basis a formal written statement delineating all relationships between the independent auditors and the Corporation; and

          (ii) actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommending that the Board take appropriate action to satisfy itself of the auditors' independence;

     (e) Instruct the Corporation's independent auditors that they are ultimately accountable to the Committee and the Board, and that the Committee and the Board are responsible for the selection (subject to stockholder approval if determined by the Board), evaluation and termination of the Corporation's independent auditors;

 Oversight of Annual Audit and Quarterly Reviews

     (f) Review and accept, if appropriate, the annual audit plan of the Corporation's independent auditors, including the scope of audit activities, and monitor such plan's progress and results during the year;

     (g) Confirm through private discussions with the Corporation's independent auditors and the Corporation's management that no management restrictions are being placed on the scope of the independent auditors' work;

     (h) Review the results of the year-end audit of the Corporation, including (as applicable):

          a. the audit report, the published financial statements, the management representation letter, the "Memorandum Regarding Accounting Procedures and Internal Control" or similar memorandum prepared by the Corporation's independent auditors, any other pertinent reports and management's responses concerning such memorandum;

          b. the qualitative judgments of the independent auditors about the appropriateness, not just the acceptability, of accounting principle and financial disclosure practices used or proposed to be adopted by the Corporation and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates;

          c. the methods used to account for significant unusual transactions;

          d. the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

          e. management's process for formulating sensitive accounting estimates and the reasonableness of these estimates;

          f. significant recorded and unrecorded audit adjustments;

          g. any material accounting issues among management, the Corporation's internal auditing department and the independent auditors; and

          h. other matters required to be communicated to the Committee under generally accepted auditing standards, as amended, by the independent auditors;

     (i) Review with management and the Corporation's independent auditors such accounting policies (and changes therein) of the Corporation, including any financial reporting issues which could have a material impact on the Corporation's financial statements, as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulatory body;

     (j) Confirm that the Corporation's interim financial statements included in Quarterly Reports on Form 10-Q have been reviewed by the Corporation's independent auditors;

 Oversight of Financial Reporting Process and Internal Controls

     (k) Review the adequacy and effectiveness of the Corporation's accounting and internal control policies and procedures through inquiry and discussions with the Corporation's independent auditors and management of the Corporation;

     (l) Review with management the Corporation's administrative, operational and accounting internal controls, including controls and security of the computerized information systems, and evaluate whether the Corporation is operating in accordance with its prescribed policies, procedures and codes of conduct;

     (m) Review with management and the independent auditors any reportable conditions and material weaknesses, as defined by the American Institute of Certified Public Accountants, affecting internal control;

     (n) Receive periodic reports from the Corporation's independent auditors and management of the Corporation to assess the impact on the Corporation of significant accounting or financial reporting developments proposed by the Financial Accounting Standards Board or the SEC or other regulatory body, or any other significant accounting or financial reporting related matters that may have a bearing on the Corporation;

     (o) Establish and maintain free and open means of communication between and among the Board, the Committee, the Corporation's independent auditors, the Corporation's internal auditing department and management;

  Other Matters

     (p) Meet annually with the general counsel, and outside counsel when appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Corporation;

     (q) Prepare a report to be included in each annual proxy statement (or, if not previously provided during the fiscal year, any other proxy statement or consent statement relating to the election of directors) of the Corporation commencing after December 15, 2000 which states, among other things, whether:

          (i) the Committee has reviewed and discussed with management the audited financial statements to be included in the Corporation's Annual Report on Form 10-K;

          (ii) the Committee has discussed with the Corporation's independent auditors the matters that the auditors are required to discuss with the Committee by Statements on Auditing Standard No. 61, (as it may be modified or supplemented);

          (iii) the Committee has received the written disclosures and the letter from the Corporation's independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent auditors their independence; and

          (iv) based on the review and discussions described in subsections (i),
     (ii) and (iii) above, the Committee has recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing with the SEC;

     (r) Obtain from the independent auditors any information pursuant to
Section 10A of the Securities Exchange Act of 1934;

     (s) Conduct or authorize investigations into any matters within the Committee's scope of responsibilities, including retaining outside counsel or other consultants or experts for this purpose; and

     (t) Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

WITH RESPECT TO THE DUTIES AND RESPONSIBILITIES LISTED ABOVE, THE COMMITTEE
SHOULD:

     1.  Report regularly to the Board on its activities, as appropriate;

     2. Exercise reasonable diligence in gathering and considering all material information;

     3. Understand and weigh alternative courses of conduct that may be available;

     4. Focus on weighing the benefit versus harm to the Corporation and its stockholders when considering alternative recommendations or courses of action;

     5. If the Committee deems it appropriate, secure independent expert advice and understand the expert's findings and the basis for such findings, including retaining independent counsel, accountants or others to assist the Committee in fulfilling its duties and responsibilities; and

     6. Provide management, the Corporation's independent auditors and internal auditors with appropriate opportunities to meet privately with the Committee.

                                     * * *

     While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Committee to resolve disagreements, if any, between management and the independent auditors or to ensure that the Corporation complies with all laws and regulations.

Adopted by the Board of Directors of
Endo Pharmaceutical Holdings Inc.
on July 13, 2000.

                                 *************